Exhibit 10(u)

SECOND AMENDMENT TO

MEMORANDUM OF UNDERSTANDING

This Second Amendment to Memorandum of Understanding (the “Second Amendment”) is entered into by and between the undersigned for the purpose of amending certain of the terms and conditions of that certain Memorandum of Understanding, (the “MOU”) dated as of May 11, 2007, by and among the State of Mississippi, the Mississippi Development Authority (“MDA”), the Mississippi Major Economic Impact Authority (“MMEIA”), together with MDA, acting for and on behalf of the State, the Mississippi Department of Environmental Quality, the Mississippi Department of Employment Security, Lowndes County, Mississippi, the Lowndes County Industrial Development Authority, Oktibbeha County, Mississippi, and East Mississippi Community College, and PACCAR Engine Company (“PACCAR”), a Mississippi corporation, and its permitted successors and assigns.

WHEREAS, the Parties executed the MOU effective as of the Effective Date; and

WHEREAS, the MOU was amended by that certain Letter Waiver dated as of July 22, 2008; and

WHEREAS, the Company has constructed the Project in the County and State for the purpose of manufacturing and assembling engines and components thereof with an investment in excess of $433,800,000; and

WHEREAS, due to global economic conditions since the signing of the MOU, the market for the engines produced at the Project has been adversely affected; and

WHEREAS, the Parties wish to amend certain of the terms of the MOU under the terms set forth herein;

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants, promises and agreements herein contained, and other good and valuable consideration, the Parties agree as follows:

ARTICLE I

RECITALS

The Parties agree that the foregoing Recitals are true and correct, and are hereby incorporated in and made a part of this Second Amendment.

ARTICLE II

DEFINITIONS

Capitalized terms used herein and not otherwise defined have the meanings set forth in the MOU.

ARTICLE III

EXTENSION OF JOBS COMMITMENT

Section 2.01(c) of the MOU is hereby deleted in its entirety and replaced with the following:

(c)

to create and maintain for a period of ten (10) years at least five hundred (500) new full-time jobs, each eligible job consisting of an employee of the Company working on the Project Site a minimum of thirty-five (35) hours per week, and meeting reasonable criteria established by MMEIA, which criteria shall include, but not be limited to, the requirement that such jobs must be held by persons eligible for employment in the United States under applicable state and federal law, and the requirement that the average annual wage and taxable benefits of such jobs shall be at least one hundred twenty-five percent (125%) of the most

Second Amendment to Memorandum of Understanding—Page 2

recently published average annual wage of the State or the most recently published average annual wage of the County as determined by the MDES, whichever is the lesser (the “Jobs”), no later than December 31, 2015 (the “Jobs Commitment”).

ARTICLE IV

RATIFICATION.

Except as specifically amended hereby, all terms and conditions of the MOU are ratified and confirmed. By the terms of the MOU, the only parties required to execute this Second Amendment are MDA, MMEIA and PACCAR.

ARTICLE V

COUNTERPARTS.

This Second Amendment may be executed in several separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the Parties have executed this Second Amendment on the date of acknowledgment of their respective signatures, to be effective as of the date when signed by all parties hereto.

[signature pages follow]

Second Amendment to Memorandum of Understanding—Page 3

MISSISSIPPI DEVELOPMENT AUTHORITY

By:	/s/ Brent Christensen
Brent Christensen
Executive Director

STATE OF MISSISSIPPI	)
)
COUNTY OF HINDS	)

Before me, the undersigned, a Notary Public, in and for said county, in said state, personally appeared Brent Christensen, Executive Director of the Mississippi Development Authority, whose name is signed to the foregoing Agreement, and who is known to me, being first duly sworn, acknowledged before me on this day that, being informed of the contents of said Agreement, makes oath that he, as such official and with full authority, has read the foregoing Agreement and knows the contents thereof, executed the same voluntarily for and as the act of said Mississippi Development Authority on this date.

Subscribed and sworn to before me on this the 6th day of Sept., 2013.

/s/ Kay L. Troxler
NOTARY PUBLIC

My commission expires:

7-15-14

[SEAL]

Second Amendment to Memorandum of Understanding—Page 4

MISSISSIPPI MAJOR ECONOMIC IMPACT AUTHORITY

By:	/s/ Brent Christensen
Brent Christensen
Executive Director

STATE OF MISSISSIPPI	)
)
COUNTY OF HINDS	)

Before me, the undersigned, a Notary Public, in and for said county, in said state, personally appeared Brent Christensen, Executive Director of the Mississippi Major Economic Impact Authority whose name is signed to the foregoing Agreement, and who is known to me, being first duly sworn, acknowledged before me on this day that, being informed of the contents of said Agreement, makes oath that he, as such official and with full authority, has read the foregoing Agreement and knows the contents thereof, executed the same voluntarily for and as the act of said Mississippi Major Economic Impact on this date.

Subscribed and sworn to before me on this the 6th day of Sept., 2013.

/s/ Kay L. Troxler
NOTARY PUBLIC

My commission expires:

7-15-14

[SEAL]

Second Amendment to Memorandum of Understanding—Page 5

PACCAR ENGINE COMPANY a Mississippi corporation

By:	/s/ Darrin C. Siver
Darrin C. Siver
Vice President

STATE OF TEXAS	)
) ss.
COUNTY OF DENTON	)

This instrument was acknowledged before me on the 26th day of September, 2013, by Darrin C. Siver, Vice President of PACCAR Engine Company, a Mississippi corporation, on its behalf.

/s/ Valarie K. Andrew
Notary Public, State of Texas
My Commission Expires:	10/16/2016

[SEAL]

Second Amendment to Memorandum of Understanding—Page 6